SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   November 7, 2002

LONG BEACH SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-90550 (Commission File Number)	33-0917586 (I.R.S. Employer Identification No.)

1100 Town and Country Road, Suite 1600
Orange, California 92868
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:    (714) 541-5378

Item 9.  Regulation FD Disclosure.

      On November 7, 2002, Jeffery A Sorensen, Vice President of Long Beach Securities Corp. will make the following presentation at the Long Beach Mortgage Specialty Finance Loans Investors Forum:

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

LONG BEACH SECURITIES CORP.

/s/ Jeffery A Sorensen

By: Jeffery A Sorensen Vice President

Date:  November 7, 2002

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

WELCOME

Welcoming Comments

November 7, 2002

Jeff Sorensen
First Vice President
Home Loans & Insurance Services Group

WELCOME

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Some information in this presentation relates to Washington Mutual, Inc., the owner of Long Beach Mortgage Company. With respect to such information actual results may differ materially from the results discussed in these forward-looking statements regarding Washington Mutual, for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

WELCOME

Agenda

10:15 am	Overview of Long Beach Mortgage	Marito Domingo
10:30 am	Lending Leadership	Troy Gotschall
11:00 am	Risk Management Credit Policy	Ray Romano
11:30 am	Lunch	
12:30 pm	Keynote: WaMu Strategic Direction	Tony Meola
1:10 pm	Servicing / Default Management	George Cooksey
2:15 pm	Introduction to Default Management Team	George Cooksey
2:30 pm	Tour of Facility	

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

OVERVIEW

Overview of Long Beach Mortgage

Marito Domingo
Executive Vice President
Home Loans & Insurance Services Group

OVERVIEW

Long Beach Mortgage Company

- A wholly-owned subsidiary of Washington Mutual, Inc.
- A segment of the Home Loans & Insurance Services Group

OVERVIEW

Brief History

Founded	1997 (IPO)
Acquired	1999
HLIS alignment	2000

OVERVIEW

At a Glance*

A top ten lender in its category — Brand recognition

- Mortgage servicing
  - $12.9 billion servicing balance
  - 97,201 loans
- Mortgage origination
  - $5.9 billion in mortgage volume at 9/30/02 YTD

* As of 9/30/02

Business Model

- Strong and growing national franchise
- Focused sales strategy
- Focused servicing strategy

OVERVIEW

Functional Organizational Chart


Troy Gotschall
Mindy Kindness
George Cooksey
Debbie Richie
Isa Backley
Jeff Sorensen
Carolyn Adams
Production
Service Delivery
Marketing
Capital Markets
Finance & Risk Mgmt
OD&HR
Business Solutions
Legal
Craig Davis

OVERVIEW

Loan Originations

- Washington Mutual, Inc.
  - Q3 ‘02 total loan volume of $75.5 billion and 9/30/02 YTD volume of $198.9 billion
  - Q3 ‘02 SFR loan volume of $67.6 billion and 9/30/02 YTD volume of $177.2 billion
- Long Beach Mortgage Company
  - Q3 ‘02 Specialty Home Loan volume of $2.1 billion and 9/30/02 YTD volume of $5.9 billion

Long Beach in the Capital Markets

2002-1	$1.6 Billion
2002-2	$1.0 Billion
2002-3	$1.0 Billion
2002-4	$1.0 Billion
2002-5	$1.0 Billion
5 Transactions	$5.6 Billion

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

OVERVIEW

2002 Product Mix by Deal



80%
70%
60%
50%
40%
30%
20%
10%
0%
21.1%
0.4%
68.7%
9.2%
0.6%
14.6%
0.4%
78.6%
6.2%
0.2%
12.0%
0.7%
80.8%
6.4%
0.1%
17.5%
1.4%
76.0%
5.0%
0.1%
23.2%
1.2%
71.2%
3.4%
1.0%
2002-1
2002-2
2002-3
2002-4
2002-5
Fixed
6 Month Libor
2/28
3/27
5/25

*As of 11/04/02

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

OVERVIEW

2002 Loan Purpose Mix By Deal
(Purchase/Refinance)



80%
70%
60%
50%
40%
30%
20%
10%
0%
71.3%
28.7%
68.5%
31.5%
64.4%
35.6%
63.0%
37.0%
59.3%
40.7%
2002-1
2002-2
2002-3
2002-4
2002-5
Purchase
Refinance

OVERVIEW

2002 Credit Grade Mix By Deal


70%
60%
50%
40%
30%
20%
10%
0%
2002-1
2002-2
2002-3
2002-4
2002-5
AA
A
A-
B

*As of 11/4/02

Lending Leadership

Troy Gotschall
Senior Vice President
Home Loans & Insurance Services Group

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

LENDING LEADERSHIP

We Are Able to Grow the Business



$ billions funded
$7
$6
$5
$4
$3
$2
$1
$0
Loan Volume
$1.1
$1.7
$2.6
$3.2
$3.9
$5.5
$5.9
1996
1997
1998
1999
2000
2001
9/30/02 YTD

Subprime Market Outlook

- Expected market growth
- Consumer spending remains strong
- New first time and upgrading homeowners
- Consumer debt at record levels
- Rising unemployment
- Predatory lending legislation is leveling the playing field

LENDING LEADERSHIP

Goals

- Operational Excellence through focused sales and fulfillment infrastructure
- "Elite Sales Force" through retaining and recruiting "Industry's Best and Brightest"
- Expand market share through increased coverage and deepening key customer relationships

Goal 1 - Operational Excellence

- **Sales and fulfillment segmentation strategy implemented**
  - Consolidation of fulfillment centers
  - Focused sales efforts have improved front end quality and pull through
  - Our Sales Managers are in the field training and focusing on key relationships
- **Consolidated fulfillment platform should enables…**
  - Increased productivity (functional/regional teams)
  - Uniform processes and u/w practices
  - Consistent service
  - Economies of Scale & Cost Reduction
  - Streamlined deployment of technology and training
  - Better oversight and compliance

Goal 2 - Elite Sales Force Strategy

- Tiered compensation emphasizing pay for performance
- Auto tier One RIF every 6 months
- 266 Account Executives (AE)*

*As of 9/30/02

LENDING LEADERSHIP

Broker Management

- Deepen broker relationships in existing active base
  - Better quality loan submissions
  - Higher efficiencies
  - Lower cost to originate
- Increase market coverage
  - Recruit additional seasoned AEs
    - Leverage under-utilized brokers
    - Diversify production

Broker Scorecard

Increase broker participation, utilization and profitability by managing broker relationships through CRM

- AE Performance
- AE Active Brokers
- AE Inactive Brokers

LENDING LEADERSHIP

AE Productivity


Average AE $ Production per Month
$ millions
$3.0
$2.5
$2.0
$1.5
$1.0
$1.9
$2.3
$2.5
$2.7
Q4 '01
Q1 '02
Q2 '02
Q3 '02

LENDING LEADERSHIP

Goal 3 - Expand Market Share

- Colorado Model
- Northern California Model
- Deployment into additional areas

Best Practices

- No "High Cost" Lending
- 5% Broker/Lender fee cap
- All loans available with and without prepayment charges
- No affiliate refinances within 12 months

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

HOME LOANS AND INSURANCE SERVICES GROUP

Risk Management
Credit Policy

Ray Romano
Senior Vice President
Home Loans & Insurance Services Group

Critical Success Factors

- Maintain a fact-based approach within a competitive risk Management environment
- Establish a high-trust culture with experienced, empowered employees
- Exploit technology to focus on trends and provide actionable information
- Continuous open communication with all levels of management
- Elimination of redundant tasks or processes that do not add value
- Quality information provided to responsible managers
- Blistering Accountability!

Goal

Our goal is to develop and grow a high quality, Risk-conscious, cost-efficient mortgage origination, capital markets and servicing enterprise. Our ability to leverage resources, maximize opportunities, and manage the risk process effectively in a decentralized environment, will be determining factors in our long-term success as a national organization.

Risk Level Authority

- Area Risk Management delegates Risk Level Authority
- There are three types of Risk Level Authority:
  - Lending Authority
  - Exception Authority
  - Condition Authority
- There are 1-5 levels within each category
- Area Risk management provides additional expertise and guidance on the more complex loans

Area Risk Management

- Monitors Fulfillment Centers to ensure they achieve acceptable loan quality
- Reviews Quality Assurance results from:
  - Internal and external audits
- Develops action plans to facilitate performance improvements
- Maintains individual scorecards
- Provides leadership, guidance, and support to an assigned group of Fulfillment Centers to ensure that they achieve acceptable loan quality as defined by Area Risk Management and in accordance with Washington Mutual (WM) and all regulatory requirements
- Evaluates overall operations of the Loan Fulfillment Centers

Appraisal Process

- WaMu Appraisal Department determines the type of review needed:
  - Administrative
  - Technical-desk
  - Technical-field
- Valuation managers are located on site at all Loan Fulfillment Centers

Credit Grades

Grade	Description
Alt-A	0x30 Day Mortgage Lates 95% LTV
A	1x30 Day Mortgage Lates 90% LTV
A-	2x30 Day Mortgage Lates 90% LTV
B	1x60 Day Mortgage Lates 85% LTV
B- MOP	2x30 Day Mortgage Lates 85% LTV
C	3x60, 1x90 Mortgage Lates 80% LTV
D	Can have NOD, Foreclosure or Bankruptcy 65% LTV

Credit Scores/Procedures

- LBMC's loan origination system automatically pulls a three bureau merged credit report
- The credit score is captured by using the middle of three or the lower of two
- Credit scores are used for qualifying borrowers on the Alt-A, A , C and D product

Credit Policy Process

- Changes to LBMC's guidelines are approved by the Lending Policy Committee
- The Implementation Committee develops the communication document
- Changes to the LBMC's guidelines are updated on the LBMC Intranet
- Updates are communicated to the field by Management Alerts

September 2002 Long Beach Production Profile

- Avg $ Loan: $159,849
- WA Coupon: 8.31%
- Prepay Penalty %: 75%
- Prepay Term: 28 Months
- WA LTV: 77%
- Volume Split:


Fixed
23%
Adjustable
77%

Economic Landscape


30 Mortgage Rate
National Unemployment Rate
National HPI Index
30 year mortgage rate and National Unemployment Rate
National HPI Index
9
8
7
6
5
4
3
1.25
1.20
1.15
1.10
1.05
1.00
0.95
0.90
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02

Source Data: BLS, MRAC, and Freddie Mac

Unemployment Claims


900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
UNEMPLOYMENT CLAIMS BY WEEK

Last data point is 10/12/02
Source: Economy.com

Geographic Changes in Housing Prices

Annual Percent Change in State HPI


10.87 (NH)
10.96 (ME)
9.72 (VT)
10.81 (NY)
12.72 (RI)
10.91 (MA)
15.23 (DC)
10.78 (NJ)
8.59 (DE)
8.61 (CT)
9.64 (MD)
4.13 (WV)
4.28
5.10
3.67
9.91
3.70
5.37
4.84
6.10
6.44
4.49
5.88
6.04
5.11
5.46
5.91
8.48
7.55
3.94
5.26
4.39
9.73
8.50
6.69
Percent Change in Housing Prices

Data Source: Freddie Mac State HPI Index

Washington Mutual Strategic Direction

Tony Meola
Executive Vice President
Home Loans & Insurance Services Group

Drivers of Growth: Projected Single-Family Mortgage Debt Outstanding

	Annual Growth Rate		
	Actual[a]		Forecast Range[b]
	1980s	1990s	2000s
Households	1.5%	1.4%	1.3 - 1.4%
Homeownership Rate	(0.2)	0.5	0.5 - 0.6
Average Home Price Gains	7.3	3.6	5.0 - 6.5
SF Residential Investment	8.6%	5.5%	6.8% - 8.5%
Debt-to-Value Ratio	2.0	1.6	1.3 - 1.7
SF Mortgage Debt Outstanding	10.6%	7.0%	8.1% - 10.2%

(a) Bureau of the Census, Federal Reserve Board, Office of Federal Housing Enterprise Oversight and National Association of Realtors, as of period presented
(b) Fannie Mae Forecast, May 2002

Mortgage Servicing Market Trends


in trillions
Servicing Debt
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
7.6% CAGR
$3.0
$3.2
$3.4
$3.6
$3.8
$4.0
$4.3
$4.8
$5.2
$5.8
$6.0
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
Q2 '02

Source: Inside Mortgage Finance, for the period presented

Mortgage Origination Market Trends*


in trillions
Refinance
Purchase
9.6% Purchase Market CAGR
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$0.6
$0.4
$.8
$0.2
$0.6
$.6
$0.2
$0.4
$.8
$0.2
$0.6
$.8
$0.3
$0.5
$1.5
$0.8
$0.7
$1.3
$0.5
$0.8
$1.0
$0.2
$0.8
$2.0
$1.2
$0.8
$2.0
$1.0
$1.0
$1.4
$0.4
$1.0
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02E
'03E

* As of the period presented
Source: Mortgage Bankers Association, Mortgage Finance Forecast, August 2002

Accelerating Consolidation in the Mortgage Industry


Market Share of Top 10 Originators and Top 10 Servicers
60%
40%
20%
0%
Servicers
Originators
25.8%
28.1%
30.9%
38.2%
39.1%
41.0%
49.7%
56.8%
24.5%
27.8%
30.9%
36.3%
40.7%
44.6%
48.6%
51.5%
1995
1996
1997
1998
1999
2000
2001
Q2 '02

Source: Inside Mortgage Finance, for the period presented

Our Business Strategy


Customer Relationship Management
Scale
Unique Business Model
Brand
MSR Asset Management

Maximize Economies of Scale

- Integrate acquired companies successfully
- Leverage technology investments across the business
- Drive cost efficiencies through every step of the loan process
- Maximize cross-sell and additional revenue opportunities

Customer Relationship Management

- State-of-the-art Home Loan customer relationship management tools deployed
  - Self service customer information available on-line
  - Customer service access to real-time customer information
  - Customer retention management
- Mortgage servicing rights are a component of maintaining and growing customer relationships

Brand Awareness


Mortgage Brand Awareness Rankings
20%
15%
10%
5%
0%
June '02
Washington Mutual
Wells Fargo
B of A
Citibank
Chase
Countrywide

- The Power of Yes - the #1 recognized mortgage brand
- Our creative and innovative advertising continues to build national awareness

Risk Management

- Interest rate risk
- Mortgage servicing rights
- Credit quality

Our Goal

To be America's Lending Leader

Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

WASHINGTON MUTUAL, INC.

Mortgage Servicing Market Share Growth


14%
12%
11%
9%
8%
6%
5%
3%
2%
0%
Washington Mutual, Inc.*
Average of Top 10 Servicers
2.4%
3.3%
3.4%
3.6%
8.6%
12.4%
'97
'98
'99
'00
'01
Q2 '02

* As of 6/30/02 portfolio includes servicing from WM Finance
Source: Inside Mortgage Finance

WASHINGTON MUTUAL, INC.

Mortgage Servicing Portfolio*


Owned Portfolio
16%
Agencies
69%
Private
Investors
15%


WA
5%
TX
5%
IL
5%
NY
5%
NJ
4%
FL
6%
Other
44%
CA
26%


Adjustable
Rate
24%
Fixed Rate
76%

* As of 6/30/02 portfolio includes servicing from WM Finance

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

WASHINGTON MUTUAL, INC.

Mortgage Servicing Profile[(a)]



Milwaukee, WI
Vernon Hills, IL
Northridge, CA
Florence, SC
Jacksonville, FL
San Antonio, TX

- Size - $744 billion[(b)]
- Number of Borrowers - 6.7 million
- Average Loan Size - $111,000

(a) As of 6/30/02 portfolio includes servicing from WM Finance
(b) Approximately $6.5 B of mortgage servicing rights (MSR) are associated with the $477.3 B of loans serviced with MSR

Major Areas of Customer Focus


Calls handled
Abandon Rate
Customer
First call resolution
Speed of Answer
Email response

Z-State Initiative


Best in Class Customer Service
Operational Excellence
Portfolio Protection & Growth
Quality Employee Environment
Scalability
Proactive Risk Management

Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

WASHINGTON MUTUAL, INC.

Mortgage Origination Market Share Growth


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Washington Mutual, Inc.(a)
Average of Top 10 Originators(b)
2.8%
3.0%
3.3%
4.8%
7.4%
11.6%
'97
'98
'99
'00
'01
YTD
6/30/02

(a) WM market share (1) excludes co-issues and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance & home equity lines & loans originated by Banking and Financial Services
(b) Source: Inside Mortgage Finance

Mortgage Loan Volume by Product Mix*


in billions
$180
$150
$120
$90
$60
$30
$0
FRMs
Intermediate ARMs
Short-term ARMs
$43.6
27%
34%
39%
$54.8
17%
8%
75%
$163.4
67%
24%
9%
$61.9
66%
13%
21%
$117.1
64%
18%
18%
1999
2000
2001
YTD 6/30/01
YTD 6/30/02

* WM market share (1) excludes co-issues and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance & home equity lines & loans originated by Banking and Financial Services

HOME LOANS AND INSURANCE SERVICES GROUP

Nationwide Presence

As of 6/30/02


Residential Lending Channels
Retail (363)
Wholesale (32)
Correspondent (26)
Specialty (54)
Consumer Direct (4)
WaMu services loans from all 50 states

WASHINGTON MUTUAL, INC.

Mortgage Loan Volume by Channel[(a)]


Wholesale
$20.5 B
(33%)
Correspondent
$18.0 B
(29%)
Retail[(b)]
$23.4 B
(38%)

YTD 6/30/01


Wholesale
$35.9 B
(31%)
Correspondent
$41.2 B
(35%)
Retail[(b)]
$40.0 B
(34%)

YTD 6/30/02

(a) WM market share (1) excludes co-issues and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance & home equity lines & loans originated by Banking and Financial Services
(b) Retail includes Home Loan centers, consumer direct, and Consumer Banking financial centers

Long Beach Mortgage
Specialty Home Loans
Washington Mutual

WASHINGTON MUTUAL, INC.

Mortgage Loan Volume by Geographic Mix*



CO 4%
FL 4%
MA 3%
NY 3%
TX 3%
WA 7%
IL 7%
Other 26%
CA 43%

YTD 6/30/01



MA 4%
FL 4%
NJ 3%
TX 3%
CO 4%
WA 4%
NY 5%
IL 6%
Other 35%
CA 32%

YTD 6/30/02

* Excludes co-issues, bulk purchases and originations by acquired companies prior to their acquisition by Washington Mutual

Optis Technology Platform

WaMu's end-to-end automated mortgage origination platform

	Purpose	Status
Release 0.1	Supports Speed of Decision	Fully deployed
Optis Value	Web-based appraisal management and delivery system	Fully deployed
Release 0.2	Provides Reliability of Close	Deployment Q1 '03

Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

Three-Point Revenue Strategy

- Portfolio Lender
  - Net interest income
- Mortgage Banker
  - Gain from mortgage loans
  - Servicing and other fee income

Impact of Rate Movements

Interest Rates	Balance Sheet		Income Statement	
Rising	Portfolio growth Value of mortgage servicing rights	↑	Net interest margin Gain from mortgage loans	↓
			Servicing and other fee income	↑
Falling	Portfolio growth Value of mortgage servicing rights	↓	Net interest margin Gain from mortgage loans	↑
			Servicing and other fee income	↓

HOME LOANS AND INSURANCE SERVICES GROUP

Revenue Stabilization


Gain from Mortgage Loans
Servicing and Other Fee Income*
Net Interest Income, after Provision
in millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,075
$262
$286
$1,527
$3,487
$963
$518
$2,006
$1,495
$402
$206
$887
$2,523
$451
$547
$1,525
2000
2001
YTD 6/30/01
YTD 6/30/02

* Includes effects of inter-segment hedge allocation

Unique Business Model


Mortgage Banker
Portfolio Lender

A mortgage product for all interest rate cycles

Segment Income Statement

(in millions)	YTD 6/30/02	YTD 6/30/01	(%) change
Net interest income after provision	$ 1,525	$ 887	72%
Noninterest income*	998	608	64
Noninterest expense	1,102	517	113
Net income	873	603	45

* Includes effects of inter-segment hedge allocation

Summary

- Building America's lending leader
- Stability, growth and profitability through unique business strategy
- Strong contributor to WaMu's enterprise goal of being one of the nation's premier consumer financial services companies

Servicing / Default Management

George Cooksey
First Vice President
Home Loans & Insurance Services Group

Servicing

Subservicing

- Long Beach Mortgage Company is the Master Servicer
- Substantially all of the Long Beach Mortgage Company loans are serviced by Washington Mutual Bank, FA

Servicing

Servicing Functionality By Site

Northridge, CA	Subprime & Prime Default Servicing Customer Care Subprime Investor Services
San Antonio, TX	Prime Default Servicing
Milwaukee, WI	Prime Asset Management Customer Care
Florence, SC	Prime and Government Default Servicing Customer Care
Stockton, CA	Document / Custodial Management Secondary Marketing Reconveyance and Release
Jacksonville, FL	Prime Default Servicing Customer Care

Servicing

Total Servicing Performance
OTS Delinquency and Foreclosure


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Dec-98
Feb-99
Apr-99
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Sept-02
30+
Foreclosures

Default Management

Three Objectives
George Cooksey's First Day on the Job

- Reduce Delinquency
- Reduce Delinquency
- Reduce Delinquency

Default Management

What will it take?

- Staff
- Strategy
- Technology

Default Management

Staff

- Recruitment
- Training
- Culture

Default Management

Recruitment

- Growth
  - 66 in December 2001
  - 115 in October 2002

Default Management

Training

- New hires
  - 8 classes
  - 130 hours
  - On-the-job
  - Certification test

Default Management

Training

- On going
  - Formal classroom
  - Feedback
    - Monitoring (WITNESS)
      - One down
      - Quality control
  - Established standards

Default Management

Strong Corporate Culture

- EE Pulse
- Career Development Opportunities
- TMP – Talent Management Plan
- Summit Club
- Stock Options

Default Management

Strategy

- Low Span of Control
- Separate Exception Processing
- Risk Based / Static Pool Approach

Default Management

Subprime Default Management Organization Chart

Sub Prime Collections

Northridge


George Cooksey
Subprime
Divisional Manager
115 FTE
Dialer Manager
Dialer Manager
30 Day Manager
60 Day Manager
90+ & Loss Mit Manager
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
TeamLead
Staff 10
Staff 10
Staff 8
Staff 7
Staff 8
Staff 8
Staff 7
Staff 7
Staff 6
Staff 6
Staff 8
Staff 11

Default Management

Exception Processing

- Welcome Call
  - > 80% Penetration
- First Payment Defaults
- Support

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Risk Based – Front End Strategy

- Dialer
  - ENSEMBLE
  - BEST TIME TO CALL SOFTWARE
- Behavioral Scoring
  - PROPRIETARY MODEL

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Static Pool Accountability – Back End Strategy

- Goal is CLOSURE
  - Ability and Intent
  - True Reason for Delinquency
  - Options and Counseling
  - BACK IN THE BLACK

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Collector Ownership

- High Balance Loans to Best Collectors
- Conservative Account Per Employee Targets
  - 30 Days @ 250
  - 60 Days @ 200
  - 90+ Days @ 175
- 30 Day Ownership

Default Management

Foreclosure Referral

- Goal is to keep the borrower in the home and the loan cash flowing
- 100% Management Review
- Notice of Intent @ 30 DPD
- HUD1 / Application Review

Default Management

Loss Mitigation

- Updated Valuation & BPO Timing
- Equity Driven Strategies Based on Ability and Intent
  - Repayment Plans
    - Stipulated
    - Down Payment Required
  - Loan Modifications
  - Short Sales

Default Management

Loss Mitigation

- Measures of Success
  - Current Recency Status
  - Cure Rates
  - Reduced Loss Severity

Default Management

Foreclosure / BK Processing

- Very Experienced Management Team
- Dual Pathing with Loss Mitigation
- Utilize FNMA guidelines as a standard for processes
- Resources
  - Moss Codilis
  - Len Star
  - Bridge Link
  - CRC (California Reconveyance Corporation

Default Management

REO

- Very experienced management team
- Average period from date of acquisition to liquidation
- Average marketing time

Default Management

Technology Initiatives

Len Star Default Tracking	01-Q3
Integrated Voice Response	02-Q2
Witness – Call Monitoring /Training	02-Q4
Davox Dialer – Ensemble	02-Q4
Centerforce Best Time to Call	02-Q4
Dashboard	
- Real Time Performance Reporting	02-Q4

Default Management

Technology Initiatives

Darwin	03-Q1
Risk Based Inbound Call Routing	03-Q1
Proprietary Behavioral Scoring	03-Q1
Web Access	03-Q1
Back in the Black Call Scripting	03-Q2
IntelliView	
- Customized Collection Screens	03-Q3

Closing Comments

Jeff Sorensen
First Vice President
Home Loans & Insurance Services Group